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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1 – 12994	52-1802283
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 2. Acquisition or Disposition of Assets

        On August 5, 2003, The Mills Corporation (the "Company"), through a partnership formed by the Company, completed the acquisition of the Great Mall of the Bay Area (the "Great Mall"), from Great Mall of the Bay Area Associates, L.P. The property is a value-oriented retail and entertainment center that contains approximately 1.3 million square feet of gross leasable area and is located in Milpitas, California. The property was purchased for approximately $265.5 million, excluding closing costs, and was financed with a $175.0 million mortgage loan and borrowing under the Company's unsecured line of credit totaling $90.5 million. The mortgage loan was obtained from Merrill Lynch Mortgage Lending, Inc. and is secured by the property. The interest rate on the mortgage loan is fixed at a rate of 4.80% and the loan matures in September 2008.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial statements of business acquired:

  (3)
  Financial Statement specified by Rule 3-14 of Regulation S-X

      The required financial information and additional information will be filed by amendment within 60 days after the required filing date for this Form 8-K.

  (b)
  Pro Forma financial information:

    The required pro forma information will be filed by amendment within 60 days after the required filing date for this Form 8-K.

  (c)
  Exhibits:

Exhibit Name
99.1	Press Release, dated August 6, 2003.
10.1	Agreement of Purchase and Sale, dated as of May 8, 2003, between Great Mall of the Bay Area Associates, L.P., and The Mills Limited Partnership.
10.2	Amendment to Agreement of Purchase and Sale, dated as of June 10, 2003.
10.3	Second Amendment to Agreement of Purchase and Sale, dated as of June 20, 2003.
10.4	Third Amendment to Agreement of Purchase and Sale, dated as of June 25, 2003.
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated as of July 18, 2003.
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated as of July 23, 2003.
10.7	Sixth Amendment to Agreement of Purchase and Sale, dated as of July 25, 2003.
10.8	Seventh Amendment to Agreement of Purchase and Sale, dated as of July 31, 2003.
10.9	Eighth Amendment to Agreement of Purchase and Sale, dated as of August 1, 2003.
10.10	Ninth Amendment to Agreement of Purchase and Sale, dated as of August 4, 2003.
10.11	Assignment, assumption and acceptance, dated as of August 5, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2003	THE MILLS CORPORATION
	By:	/s/ MARY JANE MORROW Mary Jane Morrow Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT LIST

Exhibit No.	Document
99.1	Press Release, dated August 6, 2003.
10.1	Agreement of Purchase and Sale, dated as of May 8, 2003, between Great Mall of the Bay Area Associates, L.P., and The Mills Limited Partnership.
10.2	Amendment to Agreement of Purchase and Sale, dated as of June 10, 2003.
10.3	Second Amendment to Agreement of Purchase and Sale, dated as of June 20, 2003.
10.4	Third Amendment to Agreement of Purchase and Sale, dated as of June 25, 2003.
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated as of July 18, 2003.
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated as of July 23, 2003.
10.7	Sixth Amendment to Agreement of Purchase and Sale, dated as of July 25, 2003.
10.8	Seventh Amendment to Agreement of Purchase and Sale, dated as of July 31, 2003.
10.9	Eighth Amendment to Agreement of Purchase and Sale, dated as of August 1, 2003.
10.10	Ninth Amendment to Agreement of Purchase and Sale, dated as of August 4, 2003.
10.11	Assignment, assumption and acceptance, dated as of August 5, 2003.

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SIGNATURE
EXHIBIT LIST